UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 28, 2023, Minim, Inc. (the “Company”) held an adjourned session of the special meeting of its stockholders which commenced on March 27, 2023 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following proposal, as described in the Company’s definitive proxy statement, filed on Schedule 14A on March 14, 2023 (the “Proxy Statement”): approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio of not less than 1-for-10 and not greater than 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors of the Company (the “Reverse Stock Split Proposal”).

The Company had 47,152,417 shares of common stock issued and outstanding at the close of business on February 21, 2023, the record date for eligibility to vote at the Special Meeting, and there were present at the Special Meeting (in person virtually or represented by valid proxy) a total of 27,443,060 shares of common stock. Holders of the Company’s common stock were entitled to one vote per share.

The Reverse Stock Split Proposal submitted to a vote of the Company’s stockholders at the Special Meeting was approved. The ratio and effective date of the reverse stock split will be reported on a separate Current Report on Form 8-K once approved by the Company’s Board of Directors.

At the Special Meeting, the Company’s stockholders voted in the following manner with respect to the Reverse Stock Split Proposal:

For	Against	Abstain	Broker Non-Vote
26,298,692	1,091,384	52,984	-

In addition to the Reverse Stock Split Proposal, the Company’s stockholders at the Special Meeting voted in the following manner with respect to the following proposal as described in the Proxy Statement: approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal.

For	Against	Abstain	Broker Non-Vote
26,426,189	923,419	93,452	-

However, adjournment of the Special Meeting was not necessary because there were at the Special Meeting sufficient votes to approve the Reverse Stock Split Proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2023	MINIM, INC.

	By:	/s/ Dustin Tacker
	Name:	Dustin Tacker
	Title:	Chief Financial Officer